STATEMENT OF INVESTMENTS
BNY Mellon Short Term Income Fund

October 31, 2022 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3%
Aerospace & Defense - .7%
Raytheon Technologies Corp., Sr. Unscd. Notes		3.20	3/15/2024	300,000		292,134
The Boeing Company, Sr. Unscd. Notes		1.17	2/4/2023	500,000		495,104
					787,238
Agriculture - .3%
Philip Morris International Inc., Sr. Unscd. Notes		0.88	5/1/2026	350,000		299,099
Asset-Backed Certificates - 7.6%
Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Cl. A2		5.30	6/21/2028	100,000	[b]	98,748
CF Hippolyta Issuer LLC, Ser. 2020-1, Cl. A1		1.69	7/15/2060	352,029	[b]	309,920
CF Hippolyta Issuer LLC, Ser. 2021-1A, Cl. A1		1.53	3/15/2061	263,469	[b]	226,213
CLI Funding VI LLC, Ser. 2020-1A, Cl. A		2.08	9/18/2045	144,809	[b]	124,507
CLI Funding VI LLC, Ser. 2020-3A, Cl. A		2.07	10/18/2045	248,083	[b]	214,990
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	321,813	[b]	225,400
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	300,000	[b]	256,636
DataBank Issuer, Ser. 2021-2A, CI. A2		2.40	10/25/2051	350,000	[b]	301,332
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	221,625	[b]	178,434
Flexential Issuer, Ser. 2021-1A, Cl. A2		3.25	11/27/2051	305,000	[b]	261,268
FREED ABS Trust, Ser. 2021-3FP, CI. B		1.01	11/20/2028	388,241	[b]	380,163
Hilton Grand Vacations Trust, Ser. 2022-2A, CI. A		4.30	1/25/2037	95,489	[b]	91,127
HPEFS Equipment Trust, Ser. 2021-2A, CI. C		0.88	9/20/2028	500,000	[b]	468,513
Marlette Funding Trust, Ser. 2022-3A, Cl. A		5.18	11/15/2032	114,000	[b]	112,966
MMAF Equipment Finance LLC, Ser. 2018-A, Cl. A4		3.39	1/10/2025	57,918	[b]	57,629
MVW LLC, Ser. 2020-1A, Cl. A		1.74	10/20/2037	96,309	[b]	84,173

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Asset-Backed Certificates - 7.6% (continued)
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1		1.91	10/20/2061	1,125,000	[b]	944,582
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A		1.75	9/14/2035	350,000	[b]	303,164
Pagaya AI Debt Selection Trust, Ser. 2021-3, Cl. A		1.15	5/15/2029	229,553	[b]	222,914
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	352,794	[b]	333,447
Textainer Marine Containers VII Ltd., Ser. 2020-2A, CI. A		2.10	9/20/2045	463,191	[b]	401,035
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	303,333	[b]	251,128
Tricon American Homes Trust, Ser. 2018-SFR1, Cl. A		3.53	5/17/2037	645,732	[b]	609,230
Trinity Rail Leasing LLC, Ser. 2020-2A, Cl. A1		1.83	11/19/2050	214,843	[b]	194,675
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	304,142	[b]	261,586
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	293,652	[b]	245,009
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	239,615	[b]	229,594
Vantage Data Centers LLC, Ser. 2020-2A, CI. A2		1.99	9/15/2045	414,000	[b]	331,853
Verizon Master Trust, Ser. 2021-1, Cl. C		0.89	5/20/2027	500,000		462,737
Verizon Master Trust, Ser. 2022-5, CI. A1A		3.72	7/20/2027	142,000		139,324
					8,322,297
Asset-Backed Certificates/Auto Receivables - 17.0%
Ally Auto Receivables Trust, Ser. 2022-1, Cl. A3		3.31	11/15/2026	371,000		359,912
Americredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	65,712		64,770
AmeriCredit Automobile Receivables Trust, Ser. 2019-1, Cl. C		3.36	2/18/2025	458,361		456,085
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	350,000		334,683
AmeriCredit Automobile Receivables Trust, Ser. 2022-2, Cl. B		4.81	4/18/2028	214,000		209,284
Bank of The West Auto Trust, Ser. 2019-1, Cl. B		2.76	1/15/2025	300,000	[b]	294,160
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	400,000	[b]	280,090
Capital One Prime Auto Receivables Trust, Ser. 2022-1, CI. A2		0.32	2/18/2025	31,126		30,663

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Asset-Backed Certificates/Auto Receivables - 17.0% (continued)
Capital One Prime Auto Receivables Trust, Ser. 2022-2, CI. A3		3.66	5/17/2027	302,000		292,357
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	315,000		305,119
CarMax Auto Owner Trust, Ser. 2019-4, Cl. B		2.32	7/15/2025	475,000		455,189
CarMax Auto Owner Trust, Ser. 2021-3, Cl. C		1.25	5/17/2027	500,000		442,932
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. A3		0.44	6/9/2025	224,845		220,387
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. C		1.32	11/9/2026	425,000		377,365
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	238,690		225,677
Carvana Auto Receivables Trust, Ser. 2021-P1, Cl. B		1.19	1/11/2027	230,000		204,728
Carvana Auto Receivables Trust, Ser. 2021-P4, Cl. B		1.98	2/10/2028	125,000		107,339
Carvana Auto Receivables Trust, Ser. 2022-P3, CI. C		5.54	11/10/2028	238,000		229,254
Chesapeake Funding II LLC, Ser. 2019-1A, Cl. A2, 1 Month LIBOR +0.40%		3.81	4/15/2031	231	[b,c]	231
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	525,000	[b]	502,997
Drive Auto Receivables Trust, Ser. 2020-1, Cl. C		2.36	3/16/2026	61,346		61,195
Drive Auto Receivables Trust, Ser. 2021-2, Cl. B		0.58	12/15/2025	390,000		385,004
DT Auto Owner Trust, Ser. 2020-1A, Cl. C		2.29	11/17/2025	250,194	[b]	248,717
DT Auto Owner Trust, Ser. 2021-2A, Cl. B		0.81	1/15/2027	675,000	[b]	655,215
Enterprise Fleet Financing LLC, Ser. 2022-3, CI. A2		4.38	7/20/2029	96,000	[b]	94,313
Exeter Automobile Receivables Trust, Ser. 2021-2A, CI. B		0.57	9/15/2025	337,158		333,541
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	475,000		449,079
Exeter Automobile Receivables Trust, Ser. 2021-3A, Cl. B		0.69	1/15/2026	390,000		382,961
Exeter Automobile Receivables Trust, Ser. 2022-3A, Cl. B		4.86	12/15/2026	254,000		248,345
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. B	CAD	1.87	6/15/2026	450,000	[b]	308,878
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	626,000	[b]	461,090

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Asset-Backed Certificates/Auto Receivables - 17.0% (continued)
Ford Credit Auto Owner Trust, Ser. 2018-2, Cl. A		3.47	1/15/2030	129,000	[b]	127,376
Ford Credit Auto Owner Trust, Ser. 2020-2, Cl. B		1.49	4/15/2033	375,000	[b]	330,263
Ford Credit Auto Owner Trust, Ser. 2022-C, CI. C		5.22	3/15/2030	325,000		318,285
GM Financial Automobile Leasing Trust, Ser. 2021-1, Cl. C		0.70	2/20/2025	500,000		481,911
GM Financial Automobile Leasing Trust, Ser. 2021-3, Cl. B		0.76	7/21/2025	500,000		466,255
GM Financial Consumer Automobile Receivables Trust, Ser. 2020-4, Cl. B		0.73	3/16/2026	300,000		274,094
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. B	CAD	1.69	11/20/2025	550,000	[b]	399,253
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. B	CAD	1.26	5/20/2026	850,000	[b]	604,493
Hertz Vehicle Financing LLC, Ser. 2021-1A, CI. A		1.21	12/26/2025	650,000	[b]	591,198
Honda Auto Receivables Owner Trust, Ser. 2019-4, CI. A3		1.83	1/18/2024	182,199		181,256
MBarc Credit Canada Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	325,000	[b]	229,431
Mercedes-Benz Auto Lease Trust, Ser. 2020-B, Cl. A4		0.50	6/15/2026	300,000		295,579
Nissan Auto Receivables Owner Trust, Ser. 2022-A, Cl. A2		1.32	11/15/2024	163,216		160,518
OSCAR US Funding Trust IX LLC, Ser. 2018-2A, Cl. A4		3.63	9/10/2025	59,078	[b]	58,917
OSCAR US Funding Trust VIII LLC, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	85,394	[b]	85,336
OSCAR US Funding XIII LLC, Ser. 2021-2A, Cl. A4		1.27	9/11/2028	600,000	[b]	533,930
PenFed Auto Receivables Owner Trust, Ser. 2022-A, CI. C		4.83	12/15/2028	1,000,000	[b]	967,615
Santander Consumer Auto Receivables Trust, Ser. 2020-BA, Cl. C		1.29	4/15/2026	210,000	[b]	200,849
Santander Drive Auto Receivables Trust, Ser. 2020-2, Cl. C		1.46	9/15/2025	87,212		86,754
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	260,000		247,770
Santander Drive Auto Receivables Trust, Ser. 2022-5, CI. C		4.74	10/16/2028	306,000		294,247
Santander Retail Auto Lease Trust, Ser. 2020-A, Cl. C		2.08	3/20/2024	750,000	[b]	742,588

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Asset-Backed Certificates/Auto Receivables - 17.0% (continued)
Silver Arrow Canada LP, Ser. 2019-1A, Cl. A3	CAD	2.40	8/15/2026	173,557		127,096
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	100,000	[b]	98,606
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	275,000	[b]	259,850
Tesla Auto Lease Trust, Ser. 2021-A, Cl. A3		0.56	3/20/2025	300,000	[b]	288,943
Toyota Auto Receivables Owner Trust, Ser. 2020-D, Cl. A3		0.35	1/15/2025	44,558		43,762
Volkswagen Auto Lease Trust, Ser. 2022-A, Cl. A3		3.44	7/21/2025	100,000		97,441
Westlake Automobile Receivables Trust, Ser. 2021-1A, Cl. C		0.95	3/16/2026	510,000	[b]	488,395
Westlake Automobile Receivables Trust, Ser. 2021-2A, CI. B		0.62	7/15/2026	250,000	[b]	241,314
Westlake Automobile Receivables Trust, Ser. 2021-2A, Cl. A2A		0.32	4/15/2025	228,482	[b]	225,243
					18,570,128
Asset-Backed Certificates/Student Loans - .0%
Navient Private Education Loan Trust, Ser. 2014-AA, Cl. A2A		2.74	2/15/2029	35,417	[b]	35,308
Automobiles & Components - 1.8%
Ford Motor Credit Co., Sr. Unscd. Notes		2.30	2/10/2025	290,000		262,856
General Motors Co., Sr. Unscd. Notes		5.40	10/2/2023	350,000		348,606
General Motors Financial Co., Sr. Unscd. Notes		1.70	8/18/2023	300,000		290,542
Mercedes-Benz Finance North America LLC, Gtd. Notes		0.75	3/1/2024	650,000	[b]	612,392
Volkswagen Group of America Finance LLC, Gtd. Notes		1.25	11/24/2025	500,000	[b]	436,936
					1,951,332
Banks - 7.5%
Banco Santander Mexico SA, Sr. Unscd. Notes		5.38	4/17/2025	200,000	[b]	194,270
Banco Santander SA, Sr. Unscd. Notes		1.85	3/25/2026	600,000		512,465
Bank of America Corp., Jr. Sub. Notes, Ser. JJ		5.13	6/20/2024	192,000	[d]	181,224
Bank of America Corp., Jr. Sub. Notes, Ser. X		6.25	9/5/2024	196,000	[d]	191,284
Bank of America Corp., Sr. Unscd. Notes		0.98	9/25/2025	700,000		636,574
Barclays PLC, Sr. Unscd. Notes		3.93	5/7/2025	300,000		285,803
BNP Paribas SA, Sr. Unscd. Notes		2.22	6/9/2026	325,000	[b]	290,815

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Banks - 7.5% (continued)
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	0.45	6/22/2023	650,000		630,670
Citigroup Inc., Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	600,000	[d,e]	507,600
Credit Agricole SA, Sub. Notes	4.38	3/17/2025	600,000		563,394
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	500,000	[b]	444,238
Credit Suisse Group AG, Sr. Unscd. Notes	6.37	7/15/2026	350,000	[b,e]	325,838
ING Groep NV, Sr. Unscd. Notes	3.55	4/9/2024	280,000		271,944
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	614,000	[d]	566,062
JPMorgan Chase & Co., Sr. Unscd. Notes	4.85	7/25/2028	445,000		423,369
KeyBank NA, Sr. Unscd. Notes	4.15	8/8/2025	310,000		299,550
National Bank of Canada, Gtd. Notes	0.75	8/6/2024	330,000	[e]	303,313
Synchrony Bank, Sr. Unscd. Notes	5.40	8/22/2025	316,000		305,665
The Goldman Sachs Group Inc., Jr. Sub. Notes, Ser. T	3.80	5/10/2026	350,000	[d]	269,481
The Goldman Sachs Group Inc., Sr. Unscd. Notes	0.93	10/21/2024	660,000		624,803
The PNC Financial Services Group Inc., Sr. Unscd. Notes	5.67	10/28/2025	379,000		379,553
				8,207,915
Chemicals - .9%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	300,000		294,866
MEGlobal Canada ULC, Gtd. Notes	5.00	5/18/2025	300,000		290,610
Nutrien Ltd., Sr. Unscd. Notes	1.90	5/13/2023	100,000		98,150
SPCM SA, Sr. Unscd. Notes	3.13	3/15/2027	250,000	[b]	220,059
The Sherwin-Williams Company, Sr. Unscd. Notes	4.05	8/8/2024	48,000		47,113
				950,798
Collateralized Loan Obligations Debt - 6.7%
Antares Ltd. CLO, Ser. 2020-1A, Cl. A1R, 3 Month LIBOR +1.46%	5.78	10/23/2033	350,000	[b,c]	321,142
Arbor Realty Commercial Real Estate Notes Ltd. CLO, Ser. 2021-FL4, Cl. A, 1 Month LIBOR +1.35%	4.76	11/15/2036	365,000	[b,c]	356,193
Bain Capital Credit Ltd. CLO, Ser. 2020-3A, Cl. A1R, 3 Month LIBOR +1.16%	5.48	10/23/2034	360,000	[b,c]	344,464
Ballyrock Ltd. CLO, Ser. 2020-2A, Cl. A1R, 3 Month LIBOR +1.01%	5.25	10/20/2031	275,000	[b,c]	268,076
Carlyle US Ltd. CLO, Ser. 2017-1A, Cl. A1R, 3 Month LIBOR +1.00%	5.24	4/20/2031	500,000	[b,c]	487,308

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Collateralized Loan Obligations Debt - 6.7% (continued)
Cent 21 Ltd. CLO, Ser. 2014-21A, Cl. A1R3, 3 Month LIBOR +0.97%	5.33	7/27/2030	323,684	[b,c]	317,111
Columbia Cent 30 Ltd. CLO, Ser. 2020-30A, Cl. A1, 3 Month LIBOR +1.31%	5.55	1/20/2034	330,000	[b,c]	319,027
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +0.97%	5.05	4/15/2031	275,000	[b,c]	268,086
Dryden 83 Ltd. CLO, Ser. 2020-83A, Cl. B, 3 Month LIBOR +1.60%	5.79	1/18/2032	600,000	[b,c]	567,800
Madison Park Funding XXVII Ltd. CLO, Ser. 2018-27A, Cl. A1A, 3 Month LIBOR +1.03%	5.27	4/20/2030	300,000	[b,c]	294,211
Madison Park Funding XXX Ltd. CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +0.75%	4.83	4/15/2029	358,864	[b,c]	350,801
Magnetite XIX Ltd. CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%	5.13	4/17/2034	325,000	[b,c]	310,909
Magnetite XVII Ltd. CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%	5.34	7/20/2031	325,000	[b,c]	317,052
MF1 Ltd. CLO, Ser. 2021-FL7, CI. AS, 1 Month LIBOR +1.45%	4.89	10/16/2036	500,000	[b,c]	477,781
MF1 Ltd. CLO, Ser. 2022-FL8, CI. AS, 1 Month SOFR +1.75%	4.64	2/19/2037	375,000	[b,c]	357,036
Neuberger Berman Loan Advisers 40 Ltd. CLO, Ser. 2021-40A, Cl. B, 3 Month LIBOR +1.40%	5.48	4/16/2033	400,000	[b,c]	375,781
RIN IV Ltd. CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%	5.54	4/20/2033	250,000	[b,c]	240,884
Symphony XV Ltd. CLO, Ser. 2014-15A, Cl. BR3, 3 Month LIBOR +1.55%	5.63	1/17/2032	550,000	[b,c]	517,677
Symphony XXIV Ltd. CLO, Ser. 2020-24A, Cl. A, 3 Month LIBOR +1.20%	5.52	1/23/2032	300,000	[b,c]	292,021
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%	5.08	4/15/2034	350,000	[b,c]	334,497
Voya Ltd. CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%	5.14	4/15/2031	150,000	[b,c]	146,549
				7,264,406
Commercial Mortgage Pass-Through Certificates - 8.1%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A	3.68	12/17/2036	277,280	[b]	264,996
Bank, Ser. 2020-BN25, Cl. A2	2.76	1/15/2063	335,000		315,936
BSREP Commercial Mortgage Trust, Ser. 2021-DC, Cl. C, 1 Month LIBOR +1.55%	4.96	8/15/2038	500,000	[b,c]	466,532

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Commercial Mortgage Pass-Through Certificates - 8.1% (continued)
BX Commercial Mortgage Trust, Ser. 2021-ACNT, Cl. B, 1 Month LIBOR +1.25%	4.66	11/15/2038	500,000	[b,c]	471,639
BXHPP Trust, Ser. 2021-FILM, Cl. B, 1 Month LIBOR +0.90%	4.31	8/15/2036	450,000	[b,c]	417,889
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	4.48	12/15/2037	500,000	[b,c]	488,346
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. B, 1 Month LIBOR +1.25%	4.66	11/15/2036	675,000	[b,c]	648,954
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. C, 1 Month LIBOR +1.75%	5.16	6/15/2034	694,754	[b,c]	666,830
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B	4.35	10/10/2047	270,000		254,646
Commercial Mortgage Trust, Ser. 2014-CR20, Cl. A3	3.33	11/10/2047	177,650		169,038
CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Cl. A3	3.24	4/15/2050	480,679		457,455
GS Mortgage Securities Trust, Ser. 2019-70P, Cl. B, 1 Month LIBOR +1.32%	4.73	10/15/2036	560,000	[b,c]	528,804
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%	4.41	11/15/2036	379,013	[b,c]	367,748
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C30, Cl. A4	3.55	7/15/2048	341,122		323,453
Lanark Master Issuer PLC, Ser. 2020-1A, Cl. 1A	2.28	12/22/2069	225,000	[b]	224,824
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C17, Cl. A4	3.44	8/15/2047	345,007		333,808
Natixis Commercial Mortgage Securities Trust, Ser. 2020-2PAC, Cl. A	2.97	12/15/2038	172,355	[b]	159,015
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1	2.28	1/25/2026	548,622	[b]	444,252
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	536,530	[b]	516,802
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	323,275	[b]	291,432
Wells Fargo Commercial Mortgage Trust, Ser. 2015-C27, Cl. A4	3.19	2/15/2048	401,842		378,339
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A2	2.50	6/15/2053	300,000		278,617

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Commercial Mortgage Pass-Through Certificates - 8.1% (continued)
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%	4.56	2/15/2040	181,804	[b,c]	171,758
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	140,023		139,240
				8,780,353
Consumer Discretionary - 1.1%
Hilton Worldwide Finance LLC, Gtd. Notes	4.88	4/1/2027	200,000		190,473
Lennar Corp., Gtd. Notes	4.50	4/30/2024	600,000		589,300
Marriott International Inc., Sr. Unscd. Notes	5.00	10/15/2027	134,000		129,080
Marriott International Inc., Sr. Unscd. Notes, Ser. EE	5.75	5/1/2025	58,000		58,554
Scientific Games International Inc., Gtd. Notes	7.00	5/15/2028	275,000	[b]	266,725
				1,234,132
Consumer Staples - .1%
Newell Brands Inc., Sr. Unscd. Notes	6.38	9/15/2027	79,000	[e]	77,310
Diversified Financials - 3.8%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	700,000		596,558
AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	500,000		422,637
Air Lease Corp., Sr. Unscd. Notes	3.38	7/1/2025	625,000		578,889
Ally Financial Inc., Jr. Sub. Notes, Ser. B	4.70	5/15/2026	400,000	[d]	291,250
Ally Financial Inc., Sr. Unscd. Notes	3.05	6/5/2023	325,000		319,607
Capital One Financial Corp., Sub. Notes	4.20	10/29/2025	650,000		617,221
Discover Financial Services, Sr. Unscd. Notes	3.75	3/4/2025	450,000		425,451
Mamoura Diversified Global Holding Ltd., Gtd. Notes	2.50	11/7/2024	320,000		303,570
SLM Corp., Sr. Unscd. Notes	4.20	10/29/2025	635,000		590,537
				4,145,720
Energy - 4.4%
Aker BP ASA, Sr. Unscd. Notes	3.00	1/15/2025	325,000	[b]	304,721
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	5.88	3/31/2025	585,000		585,368
Enbridge Inc., Gtd. Notes	1.60	10/4/2026	500,000		429,375
Enbridge Inc., Gtd. Notes	2.50	1/15/2025	300,000		281,282
Energy Transfer LP, Sr. Unscd. Notes	2.90	5/15/2025	500,000		464,428
EQT Corp., Sr. Unscd. Notes	3.13	5/15/2026	500,000	[b]	454,542
EQT Corp., Sr. Unscd. Notes	5.68	10/1/2025	67,000		66,303

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Energy - 4.4% (continued)
Marathon Petroleum Corp., Sr. Unscd. Notes		3.63	9/15/2024	300,000		289,940
Parkland Corp., Gtd. Notes		4.63	5/1/2030	1,000,000	[b]	834,300
Petroleos Mexicanos, Gtd. Notes		4.25	1/15/2025	1,000,000		932,210
Pioneer Natural Resources Co., Sr. Unscd. Notes		1.13	1/15/2026	150,000		130,767
					4,773,236
Food Products - .8%
JBS USA, Gtd. Notes		3.63	1/15/2032	325,000	[b]	252,348
MARB BondCo PLC, Gtd. Bonds		3.95	1/29/2031	350,000		257,793
MARB BondCo PLC, Gtd. Bonds		3.95	1/29/2031	260,000	[b]	193,140
Mondelez International Inc., Sr. Unscd. Notes		2.13	3/17/2024	147,000		140,960
					844,241
Foreign Governmental - .7%
Philippine, Sr. Unscd. Notes	EUR	0.36	2/3/2023	525,000		514,643
Romania, Sr. Unscd. Notes		4.88	1/22/2024	300,000		298,166
					812,809
Health Care - 1.8%
AbbVie Inc., Sr. Unscd. Notes		3.80	3/15/2025	450,000		434,322
Elevance Health Inc., Sr. Unscd. Notes		5.35	10/15/2025	155,000		155,165
HCA Inc., Gtd. Notes		5.38	2/1/2025	300,000		296,371
Royalty Pharma PLC, Gtd. Notes		1.20	9/2/2025	325,000		286,857
Shire Acquisitions Investments Ireland DAC, Gtd. Notes		3.20	9/23/2026	300,000		275,932
Tenet Healthcare Corp., Sr. Scd. Notes		4.88	1/1/2026	300,000	[b]	284,073
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		3.15	10/1/2026	331,000		280,271
					2,012,991
Industrial - .7%
General Electric Co., Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		6.62	3/15/2023	755,000	[c,d]	730,462
Insurance - 1.9%
Allianz SE, Jr. Sub. Bonds		3.20	10/30/2027	400,000	[b,d]	271,120
Berkshire Hathaway Inc., Sr. Unscd. Notes	EUR	0.40	3/12/2025	875,000		801,850
Jackson Financial Inc., Sr. Unscd. Notes		1.13	11/22/2023	410,000		390,757
Prudential Financial Inc., Jr. Sub. Notes		5.63	6/15/2043	600,000		594,141
					2,057,868

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Materials - 2.1%
Ardagh Metal Packaging Finance USA LLC, Sr. Scd. Notes		6.00	6/15/2027	500,000	[b]	480,555
Ball Corp., Gtd. Notes		5.25	7/1/2025	575,000		568,825
Berry Global Inc., Sr. Scd. Notes		1.57	1/15/2026	175,000		151,802
Crown Americas LLC, Gtd. Notes		4.75	2/1/2026	190,000		182,154
Sealed Air Corp., Sr. Scd. Notes		1.57	10/15/2026	1,075,000	[b]	900,756
					2,284,092
Metals & Mining - .3%
Anglo American Capital PLC, Gtd. Notes		3.63	9/11/2024	300,000	[b]	288,581
Municipal Securities - .6%
California Health Facilities Financing Authority, Revenue Bonds		0.95	6/1/2025	300,000		270,127
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C		1.33	11/1/2025	75,000		67,268
University of Washington, Revenue Bonds, Refunding, Ser. B		0.73	4/1/2026	325,000		285,696
					623,091
Real Estate - 3.8%
Blackstone Mortgage Trust Inc., Sr. Scd. Notes		3.75	1/15/2027	500,000	[b]	423,605
Equinix Inc., Sr. Unscd. Notes		1.00	9/15/2025	430,000		377,419
ERP Operating LP, Sr. Unscd. Notes		3.38	6/1/2025	650,000		616,768
GLP Capital LP, Gtd. Notes		3.25	1/15/2032	150,000		112,148
GLP Capital LP, Gtd. Notes		5.38	4/15/2026	710,000		678,625
Healthpeak Properties Inc., Sr. Unscd. Notes		1.35	2/1/2027	515,000		433,598
SBA Tower Trust, Asset Backed Notes		1.84	4/15/2027	500,000	[b]	414,157
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	275,000	[b]	241,001
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	650,000	[b]	604,188
WPC Eurobond BV, Gtd. Notes	EUR	1.35	4/15/2028	300,000		238,523
					4,140,032
Retailing - 1.1%
7-Eleven Inc., Sr. Unscd. Notes		0.80	2/10/2024	500,000	[b]	471,664
Autozone Inc., Sr. Unscd. Notes		3.63	4/15/2025	300,000		288,352
CK Hutchison Europe Finance 18 Ltd., Gtd. Bonds	EUR	1.25	4/13/2025	300,000		279,639
Yum! Brands Inc., Sr. Unscd. Notes		4.63	1/31/2032	149,000		127,628
					1,167,283

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Semiconductors & Semiconductor Equipment - .3%
Skyworks Solutions Inc., Sr. Unscd. Notes	1.80	6/1/2026	150,000		128,056
TSMC Arizona Corp., Gtd. Notes	1.75	10/25/2026	240,000		207,296
				335,352
Supranational Bank - ..6%
The African Export-Import Bank, Sr. Unscd. Notes	4.13	6/20/2024	300,000		284,400
The African Export-Import Bank, Sr. Unscd. Notes	5.25	10/11/2023	350,000		344,323
				628,723
Technology Hardware & Equipment - .3%
Dell International LLC, Sr. Unscd. Notes	5.45	6/15/2023	106,000		105,844
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	1.45	4/1/2024	300,000		283,970
				389,814
Telecommunication Services - .9%
Millicom International Cellular SA, Sr. Unscd. Notes	4.50	4/27/2031	200,000	[b]	150,423
Telefonica Emisiones SA, Gtd. Notes	4.10	3/8/2027	300,000		274,961
T-Mobile USA Inc., Gtd. Notes	2.25	2/15/2026	300,000		269,815
T-Mobile USA Inc., Sr. Unscd. Notes	3.50	4/15/2025	300,000		286,367
				981,566
Transportation - .3%
Canadian Pacific Railway Co., Gtd. Notes	1.35	12/2/2024	385,000		355,487
U.S. Government Agencies Collateralized Mortgage Obligations - 1.8%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3541, Cl. KB	4.00	6/15/2024	52,453	[f]	52,012
Federal Home Loan Mortgage Corp., REMIC, Ser. 4091 Cl. KC	3.00	8/15/2040	78,166	[f]	75,392
Federal Home Loan Mortgage Corp., REMIC, Ser. 4262, Cl. AB	2.50	1/15/2031	21,471	[f]	21,392
Federal Home Loan Mortgage Corp., REMIC, Ser. 4838, Cl. VA	4.00	3/15/2036	372,061	[f]	361,482
Federal Home Loan Mortgage Corp., REMIC, Ser. 5050, Cl. XA	1.00	7/15/2039	521,989	[f]	468,289
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU	2.50	5/25/2060	110,602	[f]	101,310
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	62,368	[f]	59,085

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 1.8% (continued)
Federal National Mortgage Association, REMIC, Ser. 2013-16, Cl. GP	3.00	3/25/2033	69,489	[f]	67,012
Government National Mortgage Association, Ser. 2011-H23, Cl. HA	3.00	12/20/2061	5,332		5,008
Government National Mortgage Association, Ser. 2022-173, Cl. PQ	5.00	6/20/2051	715,000		707,543
				1,918,525
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%	5.00	1/25/2051	50,323	[b,c,f]	46,970
U.S. Government Agencies Mortgage-Backed - 3.0%
Federal Home Loan Mortgage Corp.:
2.50%, 7/1/2029			105,682	[f]	100,148
5.00%, 9/1/2052			1,097,157	[f]	1,069,288
5.50%, 11/1/2052			357,959	[f]	361,970
Federal National Mortgage Association:
2.00%, 3/1/2023			15,849	[f]	15,780
4.50%, 7/1/2052			1,147,751	[f]	1,081,558
5.50%, 12/1/2052			625,000	[f]	625,684
Government National Mortgage Association II:
7.00%, 12/20/2030-4/20/2031			2,077		2,173
7.50%, 11/20/2029-12/20/2030			1,972		2,045
				3,258,646
U.S. Treasury Securities - 14.3%
U.S. Treasury Bonds	6.25	8/15/2023	3,225,000		3,264,178
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.03%	4.14	7/31/2023	3,700,000	[c,e]	3,703,144
U.S. Treasury Notes	1.13	2/28/2027	4,750,000		4,159,590
U.S. Treasury Notes	2.88	5/31/2025	4,100,000		3,940,805
U.S. Treasury Notes	4.25	10/15/2025	550,000		547,121
				15,614,838
Utilities - 4.0%
American Electric Power Co., Jr. Sub. Notes	2.03	3/15/2024	170,000		162,345
Dominion Energy Inc., Sr. Unscd. Notes	3.90	10/1/2025	575,000		551,618
DTE Energy Co., Sr. Unscd. Notes	4.22	11/1/2024	207,000		202,211
Duke Energy Corp., Sr. Unscd. Notes	2.65	9/1/2026	300,000		271,514
Edison International, Sr. Unscd. Notes	3.13	11/15/2022	350,000		349,707

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.3% (continued)
Utilities - 4.0% (continued)
Enel Finance America LLC, Gtd. Notes	7.10	10/14/2027	200,000	[b,e]	199,538
Entergy Corp., Sr. Unscd. Notes	0.90	9/15/2025	500,000		438,238
NextEra Energy Capital Holdings Inc., Gtd. Notes	4.26	9/1/2024	82,000		80,439
NRG Energy Inc., Sr. Scd. Notes	2.00	12/2/2025	600,000	[b]	528,983
Pacific Gas & Electric Co., First Mortgage Bonds	3.25	2/16/2024	600,000		580,071
The AES Corp., Sr. Unscd. Notes	1.38	1/15/2026	300,000		259,293
The AES Corp., Sr. Unscd. Notes	3.30	7/15/2025	300,000	[b]	276,698
Xcel Energy Inc., Sr. Unscd. Notes	1.75	3/15/2027	500,000		429,801
				4,330,456
Total Bonds and Notes (cost $116,905,722)			108,221,099
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - .6%
U.S. Government Securities
U.S. Treasury Bills (cost $642,794)	8.64	3/23/2023	650,000	[g]	639,249
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $749,332)	3.23		749,332	[h]	749,332

Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,936,174)	3.23		2,936,174	[h]	2,936,174
Total Investments (cost $121,234,022)			103.3%	112,545,854
Liabilities, Less Cash and Receivables			(3.3%)	(3,592,288)
Net Assets			100.0%	108,953,566

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

CAD—Canadian Dollar

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these securities were valued at $40,881,698 or 37.52% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $3,444,737 and the value of the collateral was $3,543,328, consisting of cash collateral of $2,936,174 and U.S. Government & Agency securities valued at $607,154. In addition, the value of collateral may include pending sales that are also on loan.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF FUTURES
BNY Mellon Short Term Income Fund

October 31, 2022 (Unaudited)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	74	12/30/2022	15,407,496	15,124,328	(283,168)
U.S. Treasury 5 Year Notes	94	12/30/2022	10,327,803	10,019,813	(307,990)
Futures Short
Canadian 10 Year Bond	5	12/19/2022	441,820[a]	451,536	(9,716)
Euro-Bobl	7	12/8/2022	848,731[a]	827,847	20,884
U.S. Treasury 10 Year Notes	19	12/20/2022	2,231,270	2,101,281	129,989
Ultra 10 Year U.S. Treasury Notes	9	12/20/2022	1,131,734	1,043,859	87,875
Gross Unrealized Appreciation				238,748
Gross Unrealized Depreciation				(600,874)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon Short Term Income Fund

October 31, 2022 (Unaudited)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Citigroup Global Markets Inc.
United States Dollar	2,233,740	Canadian Dollar	3,063,650	11/16/2022	(15,207)
HSBC Securities (USA) Inc.
United States Dollar	1,984,501	Euro	2,029,484	11/16/2022	(23,389)
J.P. Morgan Securities LLC
United States Dollar	374,544	Canadian Dollar	513,527	11/16/2022	(2,423)
Gross Unrealized Depreciation					(41,019)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
BNY Mellon Short Term Income Fund

October 31, 2022 (Unaudited)

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit iTraxx Europe Index Series 38, Received Fixed Rate of 1.00% 3 Month	12/20/2027	4,941,250	(26,293)	(79,334)	53,041
Purchased Contracts:[3]
Markit iTraxx Europe Crossover Index Series 38, Paid Fixed Rate of 5.00% 3 Month	12/20/2027	1,185,900	18,772	67,642	(48,870)
Gross Unrealized Appreciation				53,041
Gross Unrealized Depreciation				(48,870)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Short Term Income Fund

October 31, 2022 (Unaudited)

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	26,927,733	-	26,927,733
Collateralized Loan Obligations	-	7,264,406	-	7,264,406
Commercial Mortgage-Backed	-	8,780,353	-	8,780,353
Corporate Bonds	-	42,973,728	-	42,973,728
Foreign Governmental	-	812,809	-	812,809
Investment Companies	3,685,506	-	-	3,685,506
Municipal Securities	-	623,091	-	623,091
U.S. Government Agencies Collateralized Mortgage Obligations	-	1,918,525	-	1,918,525
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	46,970	-	46,970
U.S. Government Agencies Mortgage-Backed	-	3,258,646	-	3,258,646
U.S. Treasury Securities	-	16,254,087	-	16,254,087
Other Financial Instruments:
Futures††	238,748	-	-	238,748
Swap Agreements††	-	53,041	-	53,041
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(41,019)	-	(41,019)
Futures††	(600,874)	-	-	(600,874)
Options Written	-	(83,154)	-	(83,154)
Swap Agreements††	-	(48,870)	-	(48,870)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company's Board of Directors (the "Board") has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation ) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At October 31, 2022, accumulated net unrealized depreciation on investments was $8,688,168, consisting of $127,934 gross unrealized appreciation and $8,816,102 gross unrealized depreciation.

At October 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.